UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2011

CHOICE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	27-2416885
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number

2450 Witzel Avenue
Oshkosh, Wisconsin	54904
Address of principal executive offices	Zip Code

(920) 230-1300
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 10, 2011, effective with the consummation of the reorganization of Choice Bank (the “Bank”) as a wholly owned subsidiary of the Registrant, Choice Bancorp, Inc. (the “Company”) (see Item 2.01 in this Report), the Company obtained a $290,000 line of credit from certain of its directors by issuing and selling to such directors $290,000 of promissory notes as described below (each a “Director Note” and collectively the “Director Notes”).  As described in the Company’s Current Report on Form 8-K filed with the Commission on January 5, 2011 (the “January 5 Report”), the Director Notes were issued in response to the Banking Regulators’ condition to their approval of the Reorganization that the Company obtain financing sufficient to enable it to reimburse the Bank for certain expenses of the Reorganization and pay its ongoing holding company-only expenses.  Additional information concerning the background of the regulatory approval process and the imposition of the financing condition can be found in the January 5 Report.

Participating Directors

The following table identifies the directors (hereinafter referred to as the “Participating Directors”) who purchased Director Notes from the Company, the amount of Director Notes purchased by each of them, and the amount of the initial advance made by each of them on the Effective Date:

Name of Participating Director	Amount of Director Notes Purchased	Amount of Initial Advance

Kenneth J. Balda	$100,000	$50,000
Mark D. Troudt	60,000	30,000
Richard L. Gabert	40,000	20,000
Thomas N. Rusch	40,000	20,000
Thomas L. Muza	20,000	10,000
Rodney R. Oilschlager	20,000	10,000
Gerald A. Thiele	10,000	5,000

TOTAL	$290,000	$145,000

Terms of the Director Notes

The following are some of the terms of the Director Notes that are material to the Company:

•

The interest rate on the Director Notes is fixed at 6.00% per year.

•

The Director Notes mature on March 10, 2014.

•

Interest on the Director Notes is payable at maturity.

•

The Director Notes are unsecured obligations of the Company.

•

The Company’s obligation under the Director Notes is subordinated to other “senior indebtedness” of the Company, which generally refers to Company indebtedness for borrowed money, Company obligations secured by assets of the Company, and other indebtedness that does not, by its terms, specifically provide that it ranks equal or junior in right of payment to the Director Notes.

•

The Director Notes do not contain any financial covenants or restrictions on the activities of the Company or the Bank.

•

The only events of default under the Director Notes are the Company’s (i) insolvency, filing of a bankruptcy or other similar circumstances; or (ii) failure to pay principal and interest on the Director Notes on the maturity date or, if the Company is required to obtain regulatory approval for such payment, the date such regulatory approval is obtained.

•

The Participating Directors made an initial advance under the Director Notes in the aggregate amount of $145,000.  Unless there exists an event of default, the Company will be permitted prior to the maturity date to require the Participating Directors to make further advances from time to time, up to the aggregate $290,000 principal amount of the Director Notes, as the Company’s needs determine.

The foregoing description of the Director Notes is qualified in its entirety by the form of Director Note attached to this Report as Exhibit 99.1.

Additional Representations of the Participating Directors

In addition, although not part of the formal Director Note documentation, the Participating Directors have represented to the Banking Regulators that in the event the Company is unable to pay the principal and accrued interest on the Director Notes in full on the maturity date, they will consider extending the maturity or converting all or some portion of the outstanding balance on the Director Notes into common stock of the Company.

Risks to the Company

As discussed in the January 5 Report, investors should be aware of the following considerations:

•

Although the Director Notes were issued exclusively to current directors of the Company and the Bank, they will nevertheless represent legally binding obligations of the Company to repay principal and interest and the holders will have legally-enforceable rights thereunder (including the right to accelerate the obligations upon default and take legal action against the Company to collect payment) and will be under no obligation to waive any default or forbear from collection efforts except to the extent that the Participating Directors’ representations to the Banking Regulators (discussed above) are taken into account.

•

The Company obtained an initial advance under the Director Notes that was used to pay its reimbursement obligations on the Effective Date. Although the Company believes that the remaining aggregate commitments under the Director Notes will be sufficient to cover a substantial portion, if not all, of its ongoing expenses for the 3-year term of the Director Notes, there can be no assurance that this will be the case and, if such amount is insufficient, the Registrant may not be able to obtain funds (whether through additional borrowings from the directors or third-parties, or dividends from the Bank) sufficient to cover its ongoing expenses or avoid default on the Director Notes.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On and effective as of the close of business on March 10, 2011 (the “Effective Date”), the reorganization of the Bank as a wholly owned subsidiary of the Company (the “Reorganization”) was consummated.  At the Effective Date, each issued and outstanding share of Bank common stock was converted solely into the right to receive one (1) share of Company Common Stock.  The terms and effect of the Reorganization are described in detail in the combined Bank Proxy Statement and Holding Company Prospectus (the “Proxy Statement/Prospectus”) contained in the Company’s registration statement on Form S-4 under the Securities Act of 1933 filed on May 7 2010 and amended on Form S-4/A filed on June 29, 2010, SEC Registration No. 333-166660 (the “Registration Statement”).  Said description is incorporated herein by this reference.

Simultaneous with the consummation of the Reorganization, the Company ’s wholly owned subsidiary (Choice Interim Bank) entered into a Merger Agreement with the Bank pursuant to which the Bank merged with and into Choice Interim Bank, with Choice Interim Bank being the surviving corporation and assuming the legal name “Choice Bank.”  The form of such Merger Agreement was contained as Exhibit 2.2 to the Registration Statement and as Exhibit A to the Proxy Statement/Prospectus.

Promptly following the Effective Date, the Bank’s Transfer Agent began or will begin mailing to Bank shareholders of record as of the Effective Date a “Letter of “Transmittal,” which is a document that each Bank shareholder will be required to complete and return to the Transfer Agent to effect the surrender of the stock certificate(s) representing their Bank common stock for stock certificate(s) representing an equal number of shares of Company common stock.  The Letter of Transmittal and accompanying materials will contain detailed instructions as to how to complete the document, endorse and return the stock certificate(s) being surrendered and what to do if one or more stock certificate(s) have been lost, stolen or destroyed.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

NOT APPLICABLE.  On the Effective Date, the Company issued and sold $290,000 of Director Notes to the Participating Directors (see Item 2.01 of this Report).  The Director Notes are not “equity securities” for purposes of Item 3.02 of Form 10-K and do not, by their terms, give either the Company or the Participating Directors the right to convert the Director Notes into “equity securities.”  However, as disclosed under Item 2.01, the Participating Directors have represented to the Banking Regulators that in the event the Company is unable to pay the principal and accrued interest on the Director Notes in full on the maturity date, they will consider (among other things) converting all or some portion of the outstanding balance on the Director Notes into common stock of the Company.  The Director Notes were sold to the Participating Directors without registration in reliance on the non-public offering exemption under Section 4(2) of the Securities Act of 1933.

ITEM 8.01

OTHER EVENTS

Attention is called to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2011, under Item 8.01, for information concerning the Company’s 2011 Annual Shareholders’ Meeting and the April 15, 2011 deadline for submission of shareholder proposals and nominations in connection therewith.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.

Not applicable.  The most recent financial statements of Choice Bank are included in Choice Bank’s quarterly report on Form 10-Q under the Securities Exchange Act for the quarter ended September 30, 2010, as filed with the Federal Deposit Insurance Corporation on November 15, 2010, which was furnished as Exhibit 99.1 to the Company’s quarterly report on Form 10-Q also filed on November 15, 2010, is attached hereto as Exhibit 99.1.

(b)

Pro forma financial information.

Not applicable.

(c)

Shell company transactions.

Not applicable.

(d)

Exhibits.

Exhibit 99.1

Form of Choice Bancorp, Inc. Subordinated Promissory Note dated March 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE BANCORP, INC.

Dated:

March 15, 2011

By:

/s/ Stanley Leedle

Stanley Leedle, Interim President (Principal
Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Choice Bancorp, Inc. Subordinated Promissory Note dated March 10, 2011.